Exhibit 99.1

May 2016 Gulf South Bank Conference

Forward Looking Statements Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations hereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “wi ll” , “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limit ed to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally a re beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements : (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) the low interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected;(6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all th e benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; or (8) legislation or changes in regulatory requirements adversely affecting the busine ss of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank , N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward - looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10 - K for the year ended December 31, 2015. Home Bancorp assumes no obligation to update the forward - looking statements made during this presentation. For more information, please visit our website www.home24bank.com. 2

Our Company 3 • Headquartered in Lafayette, Louisiana – Bank founded in 1908 • IPO completed in October 2008 • Ticker symbol: HBCP (NASDAQ Global) • Market Cap = $203MM as of April 27, 2016 • Assets = $ 1.5 billion as of March 31, 2016 • Acquisition of Bank of New Orleans completed on September 15, 2015 • Ownership (SNL as of 4/27/16 ): – Institutional = 36% – Insider/ESOP = 22%

Disciplined Acquirer Since IPO 4 192% asset increase CAGR = 15.9% Statewide Bank • March 2010 • FDIC - a ssisted • Assets - $199MM Britton & Koontz Bank • February 2014 • Assets - $301MM • Cash @ 88% of BV Guaranty Savings Bank • July 2011 • Assets - $257MM • Cash @ 95% of BV Bank of New Orleans • September 2015 • Assets - $346MM • Cash @ 126% of BV

Tangible Common Equity Ratio (1) 5 Peers in this presentation = BHCs $1 - $3 billion in assets. Peer data as of 12/31/2015. Source: ffiec.gov (1) Non - GAAP ratio (see tables 3 and 4 in appendix)

Improving Shareholder Returns 6 Paid First Dividend – 4Q 2014

Total Return Since 2008 7 Source: SNL. Data as of 04/27/2016

Quarterly Results 8 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Reported Net Income ($000s) $2,848 $2,840 $2,899 $3,963 $3,350 Merger Adjusted Net Income ($000s) (1) $2,848 $3,072 $3,426 $4,370 $3,748 EPS - Diluted (1) $0.41 $0.44 $0.49 $0.62 $0.53 ROA (1) 0.93% 0.98% 1.07% 1.13% 0.97% ROE (1) 7.30% 7.74% 8.51% 10.65% 8.92% Efficiency Ratio (1) 66.7% 67.4% 63.1% 60.3% 64.1% TCE Ratio (2) 12.4% 12.6% 9.5% 9.7% 10.1% Tangible Book Value/Share (2) $21.32 $21.47 $20.26 $20.68 $21.23 Ending Per Share Stock Price $21.27 $25.24 $25.79 $25.98 $26.81 (1) Excludes merger - related costs (see Table 1 in appendix) (1) Non - GAAP ratio (see table 3 in appendix)

Effective Balance Sheet Management (% of assets) 9 2008 2009 2010 2011 2012 2013 2014 2015 1Q 2016 Cash and Equivalents 9% 5% 6% 4% 4% 4% 3% 2% 2% Investments 22% 23% 18% 16% 17% 16% 15% 12% 12% Total Loans, net 63% 64% 63% 69% 70% 71% 74% 78% 78% Other Assets 6% 8% 13% 11% 9% 9% 8% 8% 8% Non Maturity Deposits 38% 41% 47% 46% 54% 56% 63% 62% 63% CDs 29% 30% 32% 30% 26% 19% 18% 18% 18% Borrowings and Other Liabilities 9% 4% 2% 10% 5% 11% 6% 9% 8% Shareholders’ Equity 24% 25% 19% 14% 15% 14% 13% 11% 11% • Strong organic loan growth • Relatively small investment portfolio • Core deposit growth has offset capital deployment

Strong Organic Loan Growth (excludes acquisition accounting discounts ) 10 Originated Loan CAGR = 13%

11 In 2008, virtually 100% of loans were located in the Lafayette market. Loan Portfolio as of March 31, 2016 B alance: $1.2 billion 1 st Q 2016 average yield = 5.20%

Energy Loans as of March 31, 2016 12 • Hold no shared n ational credits • Unfunded loan commitments to energy companies = $8.9MM • Energy Allowance = 3.1% CRE $16,027 44% 1.3% Construction and Land 393 1% 0.0% Total Real Estate $16,420 45% 1.3% Equipment $6,288 17% 0.5% Marine Vessels 6,066 16% 0.5% Accounts Receivable 5,050 14% 0.4% Unsecured 1,707 5% 0.1% Other 1,238 3% 0.1% Total C&I $20,349 55% 1.7% Total Energy Loans $36,769 100% 3.0% Loans Outstanding Balance in ($000s) % 0f Energy Loans % 0f Total Loans

Non Performing Assets / Assets • Originated NPAs historically low • Aggressively reducing acquired NPAs • Credit discounts on acquired loans 13

14 Credit Quality • Over past 15 months, increased ALLL on originated loans due primarily to the potential direct and indirect impact of low energy prices • Reduced balance of acquired NPAs by 65% since year - end 2014 with minimal charge offs • Credit coverage on acquired loans = 5.1% of outstanding balance – Excluding BNO loans, credit coverage on acquired loans = 11.1% (dollars in thousands) 4Q 2014 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Beginning Balance $7,418 $7,760 $8,272 $8,466 $8,932 $9,547 Provision 516 538 295 568 670 850 Charge Offs -280 -59 -174 -144 -185 -106 Recoveries 106 33 73 42 130 106 Ending Balance $7,760 $8,272 $8,466 $8,932 $9,547 $10,397 Originated -$133 -$26 $8 -$60 -$41 -$94 Acquired -41 0 -109 -42 -14 94 Net Charge Offs -$174 -$26 -$101 -$102 -$55 $0 Change in Allowance for Loan Losses Annualized Net Charge Offs 0.08% 0.01% 0.04% 0.04% 0.02% 0.00%

Commercial Real Estate Portfolio as of March 31, 2016 15 Balance: $408 million

C&I Portfolio as of March 31, 2016 16 Balance: $124 million

Construction and Land Portfolio as of March 31, 2016 17 Balance: $117 million

1 - 4 Family First Mortgage Portfolio as of March 31, 2016 • Acquisition of BNO increased mortgage portfolio: – $233MM and 26% of total loans as of 2Q 2015 – $388MM and 32% of total loans as of 1Q 2016 • 81% of acquired BNO mortgage loans still held are 10 and 15 yr fixed mortgages and ARMS • Limited exposure to 30 year fixed - rate mortgages – $49MM, or 4%, of total loans as of 1Q 2016 18 B alance: $388 million

• $192 MM, or 12% of Assets • 1.9 Year Effective Duration • 2.26% TE yield in 1Q 2016 • 20% of investments are variable rate 19 Investment Portfolio as of March 31, 2016 Current +100 +200 +300 Market Value / Book 1.6% -0.9% -3.8% -6.8% Avg Life / Reprice Term 2.6 3.1 3.3 3.6 Avg Life 3.3 4.5 4.8 5.2

Deposit Growth 20 • 1Q 2016 average cost on interest - bearing deposits = 0.39% • No non - relationship brokered deposits • Loan/Deposit ratio increased from 89% (2Q 2015) to 98% (1Q 2016) due to acquired BNO loans and deposits

Net Interest Margin (TE) 21 Outperformed peers by 81 basis points

Net Interest Margin Drivers • Favorable asset mix – Gross Loans = 79% of assets (79 th percentile) – Investments = 12% of assets (27 th percentile) • Average Loan yield of 5.20% in 1Q 2016 (81 st percentile) – Loan discount accretion – Higher level of construction loans 22 • Maintained lower costs than peers even after capital was deployed • Slight increase in COF due to LT borrowings from FLHB • Favorable funding mix – Strong non interest deposit growth, 19% of assets (62 nd percentile) – Reduced CD funding 76 basis point spread 3 basis point spread

Non - Interest Income • New Retail and Mortgage leadership in 2014 • Restructured commercial and retail incentive plans to focus on new account acquisition • Expanded brokerage team in 2016 23 1 st Q 2016 Composition Lagged peers by 15 basis points

Non - Interest Expense • Significant efficiencies obtained through B&K and BNO acquisitions • Converted BNO systems in 1Q 2016 • 2 branch closures related to BNO acquisition to occur in 2016 • Infrastructure built for continued growth 24 1 st Q 2016 Composition (1) Lagged peers by 17 basis points (1) Excludes merger - related costs (see Table 1 and 2 in appendix)

Interest Rate Risk as of March 31, 2016 Change in Interest Rates (1) % Change in NII at 3/31/16 (2) +100 0.6% +200 0.9% +300 0.9% 25 1) Assumes an instantaneous and parallel shift in interest rates. 2) The actual impact of changes in interest rates will depend on many factors including but not limited to: the Company’s ability to maintain desired mix of interest - earning assets and interest - bearing liabilities, actual timing of asset and liability repricing , and competitor reaction to deposit and loan pricing. • Slightly a sset sensitive • Low beta deposit growth

Managing Interest Rate Risk 26 • To mitigate the interest rate risk of the acquired balance sheet of BNO, management took the following actions to maintain its asset/liability position while transitioning the acquired assets and liabilities: – Investment Portfolio • Decreased size of portfolio from 15% of assets as of 12/31/2014 to 12% of assets as of 3/31/2016 • Sold longer term investments from the acquired portfolio • Decreased effective duration of portfolio from 2.6 years as of 12/31/2014 to 1.9 years as of 3/31/2016 – FHLB Borrowings • Increased duration and total LT borrowings 2015 2016 2017 2018 2019 2020 2021 2022 Total WAM Dec-2014 - $4,500 $12,000 - - - - - $16,500 2.5 years Mar-2016 $5,307 $22,822 $6,000 $12,565 $32,454 $857 $4,848 $84,853 3.1 years LT FHLB advances as of Maturity by Year (dollars in 000s)

Share Information 27 2Q 2015 3Q 2015 4Q 2015 1Q 2016 12 Months EPS – GAAP $0.41 $0.41 $0.56 $0.47 $1.85 EPS – Merger Adjusted (1) $0.44 $0.49 $0.62 $0.53 $2.08 Ending Share Price $25.24 $25.79 $25.98 $26.81 Dividend Yield 1.3% 1.2% 1.2% 1.3% P/ BV 115% 115% 114% 115% P/TBV (2) 118% 127% 126% 126% Home Bancorp Price / Earnings Share price as of 4/27/2016 $28.00 Next 4 quarters average analyst earnings estimate (adjusted) $2.28 Forward P/E based on average estimates 12.3x (1) Excludes merger - related costs (see Table 1 in appendix) (2) Non GAAP ratio (see Table 3 in appendix)

Capital Deployment Strategy • Acquisitions – Prior acquisitions have been cash transactions • Immediate ROE and EPS Impact (excluding merger costs) • Organic Loan Growth • Cash Dividends – Announced company’s first dividend ($0.07/share) in 4Q 2014 – Raised dividend to $0.10/share in 2Q 2016 • Share Repurchases – New share repurchase program approved in 2Q 2016. The Company may purchase up to 365,000 shares under this plan. 28

Investment Perspective • Consistently superior organic asset quality • Deep customer relationships – 107 years • EPS - focused acquirer; experienced deal team • Strong capital base – Disciplined deployment – Well positioned for additional acquisitions • Low direct energy exposure • Low trading multiple compared to peer median P/E ratio of 15x 29

Executive Leadership 30 Jason Freyou, Chief Operations Officer Joined Home Bank in 2015. Previously served as Chief Operations Officer for Teche Federal Bank. Darren Guidry, Chief Credit Officer Joined Home Bank in 1993. Previously served as Chief Lending Officer. Scott Ridley, Chief Banking Officer Joined Home Bank in 2013. Previously served as Group Executive for Louisiana Business Banking for Capital One Bank. Joseph Zanco, Chief Financial Officer Joined Home Bank in 2008. Previously served as Corporate Controller and Principal Accounting Officer for Iberiabank . John Bordelon, President and Chief Executive Officer Has led Home Bank since 1993. Previously served in various management and other positions since joining the Bank in 1981 . Former Chairman of the following organizations: Greater Lafayette Chamber of Commerce , University of Louisiana Alumni Association, Community Bankers of Louisiana, and Ragin Cajun Athletic Foundation

Appendix Non - GAAP Reconciliation 31 (dollars in thousands) 2010 2011 2012 2013 2014 2015 2016 Reported non-interest expense 24,373$ 31,002$ 32,763$ 33,205$ 41,772$ 42,022$ 12,341$ Less: Merger-related expenses (1,000) (2,053) - (307) (2,286) (1,411) (613) Non-GAAP noninterest expense 23,373$ 28,949$ 32,763$ 32,898$ 39,486$ 40,611$ 11,728$ TABLE 2 (dollars in thousands) 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Reported non-interest expense 9,719$ 10,228$ 10,522$ 11,553$ 12,341$ Less: Merger-related expenses - (256) (593) (563) (613) Non-GAAP non-interest expense 9,719$ 9,972$ 9,929$ 10,990$ 11,728$ Reported Net Income 2,848$ 2,840$ 2,899$ 3,963$ 3,350$ Add: Merger-related expenses (after tax) - 232 527 407 398 Non-GAAP Net Income 2,848$ 3,072$ 3,426$ 4,370$ 3,748$ Diluted EPS 0.41$ 0.41$ 0.41$ 0.56$ 0.47$ Add: Merger-related expenses - 0.03 0.08 0.06 0.06 Non-GAAP EPS 0.41$ 0.44$ 0.49$ 0.62$ 0.53$ TABLE 1

Appendix Non - GAAP Reconciliation 32 (dollars in thousands) 1Q 2015 2Q 2015 3Q 2015 4Q 2015 1Q 2016 Total Shareholders' Equity $156,782 $158,902 $162,286 $165,046 $169,164 Less: Intangibles 4,083 3,911 15,911 15,304 15,119 Non-GAAP tangible shareholders' equity $152,699 $154,991 $146,375 $149,742 $154,045 TABLE 3 (dollars in thousands) 2008 2009 2010 2011 2012 2013 2014 2015 Total Shareholders' Equity $126,963 $132,749 $131,530 $134,285 $141,574 $141,910 $154,144 $165,046 Less: Intangibles - - 1,781 2,676 2,241 1,909 4,266 15,304 Non-GAAP tangible shareholders' equity $126,963 $132,749 $129,749 $131,609 $139,333 $140,001 $149,878 $149,742 TABLE 4